                                                                Exhibit 10.39(j)



                        List of Contents of Exhibits and
                   Schedules to Underwriters Credit Agreement


                             Exhibits
                             --------

          Exhibit A          Form of Note
          Exhibit B          Form of Pledge Agreement
          Exhibit C          Form of Security Agreement
          Exhibit D-1        Form of Opinion of Arnold & Porter
          Exhibit D-2        Form of Opinion of Roussos, Hage & Hodes
          Exhibit E          Form of Letter of KPMG Peat Marwick
          Exhibit F          Form of Compliance Certificate
          Exhibit G          Form of Assignment Agreement


                             Schedules
                             ---------

          Schedule 5.3       Required Consents
          Schedule 5.4       Governmental Consents
          Schedule 5.8       Litigation and Third Party Obligations
          Schedule 5.9       Subsidiaries
          Schedule 5.17      Capitalization
          Schedule 5.19      Indebtedness
          Schedule 5.23      Insurance Licenses and Business
          Schedule 5.24      Environmental
          Schedule 6.16      Investments
          Schedule 6.18      Liens